UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Nasdaq, Inc.

(Name of Registrant as Specified In its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Nasdaq, Inc. (“Nasdaq”) is filing definitive additional materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission in connection with the solicitation of proxies from its employee stockholders in connection with its annual meeting of stockholders to be held at 8:30 a.m. E.D.T., on April 24, 2018, at Nasdaq MarketSite, Four Times Square, New York, New York 10036.

Posting to Nasdaq’s Internal Website on April 23, 2018

Qnet

WORKING HERE ▶ | TOOLS AND SUPPORT ▶ | NEWS AND EVENTS ▶ | OUR COMPANY ▶ | COLLABORATE ▶



YOUR VOTE
IS IMPORTANT

Nasdaq's 2018 Proxy Statement: Actively Engage in Issues that Affect Our Company

Nasdaq's *2018 Annual Meeting of Stockholders* will take place on Tuesday, April 24.

Stockholders are encouraged to actively engage in the issues that affect our company by reading the Proxy Statement and voting their Proxy.

Learn more ▶

Qnet

WORKING HERE ▶ | TOOLS AND SUPPORT ▶ | NEWS AND EVENTS ▶ | OUR COMPANY ▶ | COLLABORATE ▶ | OUR BRAND

NASDAQ'S 2018 PROXY STATEMENT: ACTIVELY ENGAGE IN ISSUES THAT AFFECT OUR COMPANY



YOUR VOTE IS IMPORTANT!

Nasdaq's *2018 Annual Meeting of Stockholders* will take place on Tuesday, April 24. Stockholders are encouraged to actively engage in the issues that affect our company by reading the Proxy Statement and voting their Proxy.

Read the 2018 Proxy Statement

How to Vote:

All eligible employees received an email from E*TRADE (subject line: NASDAQ, INC. Annual Meeting) on Saturday, March 17, 2018 around 7:30 a.m. ET with a link to read the Proxy, **a personal control number**, and instructions on how to vote.

Vote by April 23, 2018 at 11:59 p.m. ET through the ***QR code, phone, Internet, mail, or by attending the Annual Meeting on April 24, 2018 and voting in person.****

How to Vote in Person:

In order to attend the annual meeting in person, you must be a stockholder of record at the close of business on February 26, 2018, and:

- Request an admission ticket in advance by visiting www.proxyvote.com by 11:59 p.m. ET on April 23, 2018 and follow the instructions provided to you.
- Present valid picture ID with your admission ticket to enter the meeting, along with proof of ownership – if you are a beneficial owner of Nasdaq shares held by a bank, broker or other nominee.
- Please note that seating is limited and requests for tickets will be accepted on a first-come, first-served basis.
- If you have questions about attending the Annual Meeting of Stockholders, please contact Joan Conley, SVP and Corporate Secretary, Ethics and Educational Foundation.

Want to ask a question in advance of the Annual Meeting of Stockholders?

- Stockholders may submit questions in advance by visiting our stockholder forum at www.proxyvote.com.

By Internet Using Your Tablet or Smart Phone
Scan this QR code 24/7 to vote with your mobile device

By Phone
Call **+1 800 690 6903** in the U.S. or Canada to vote your shares

By Internet Using Your Computer
Visit 24/7 **www.proxyvote.com**

By Mail
Cast your ballot, sign your proxy card and return by free post

Attend the Annual Meeting
Vote in Person

Join the Annual Meeting of Stockholders via live webcast:

- Click here to view the live webcast of the meeting on April 24, 2018 at 8:30 a.m. ET

**If your shares are held in a bank or brokerage account, including at E*TRADE, you must obtain a legal proxy, executed in your favor, from the holder of record in order to vote in person at the Annual Meeting.*